Trade and other payables	6 Months Ended
Jun. 30, 2023
Trade and other payables.
Trade and other payables

16.Trade and other payables

	30 June	31 December	1 January
US$ thousand	2023	2022	2022
Trade payables due to third parties	13,805	927	604
Trade payables due to related parties	15,484	—	—
Advances received	12,251	—	—
Accrued expenses	18,889	—	—
Interest payable	1,673	—	—
Mining royalty	1,652	—	—
	63,754	927	604

Information about the Group’s exposure to market and liquidity risks in included in Note 21.

Trade payables

Trade payables are obligations to pay for goods and services. Trade payables have an average payment period of 23 days depending on the type of goods and services and the geographic area in which the purchase transaction occurs and the agreed terms. The carrying value of trade payables approximates fair value.